Positive effects of the nicotinic channel blocker TC-5214
as augmentation treatment in patients
with major depressive disorder
who are inadequate responders to a first-line SSRI
Geoffrey C. Dunbar, M.D.
Targacept
Exhibit 99.1

Cautionary Note re: Forward-Looking
Statements
Cautionary Note re: Forward-Looking
Statements
This presentation includes “forward-looking statements” made under the provisions of the Private
Securities Litigation Reform Act of 1995.  Forward-looking statements include, without limitation, statements that are not purely historical in nature regarding: the progress, scope or duration of the development of TC-5214, such as the size, design, conduct or objective of any clinical trial of TC-5214, the timing for initiation or completion of or availability of results from any clinical trial of TC-5214 or for submission or approval of any regulatory filing regarding TC-5214, or the indication(s) for which
TC-5214 may be developed; the benefits that may be derived from TC-5214; or our plans, expectations, objectives, prospects or future operations, financial position, revenues, costs or expenses.  The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,”
“anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,”
“scheduled” and similar expressions are intended to identify forward-looking statements.  Actual results, performance or experience may differ materially from those expressed or implied by any forward-looking statement as a result of various important factors, including our critical accounting policies and the risks and uncertainties described under the heading “Risk Factors” in our most recent
Annual Report on Form 10-K, in our subsequent Quarterly Reports on Form 10-Q and in other filings that we make with the Securities and Exchange Commission.  As a result of the risks and uncertainties, the results or events indicated by the forward-looking statements may not occur.
All forward-looking statements speak only as of the date this presentation is made and should not be relied upon as representing our views as of any date after this presentation is made.  We specifically disclaim any obligation to update any forward-looking statement, except as required by applicable law.

Large Unmet Medical Need for Depressed Patients not
Responding Adequately to First-line Antidepressants
Large Unmet Medical Need for Depressed Patients not
Responding Adequately to First-line Antidepressants
STAR*D study (Funded by NIMH – studied 3,671 “real world” patients)
Step
1:
Tested effectiveness of first-line treatments for remission
Only 36.8% (QIDS) patients in remission after 12 weeks of treatment with citalopram
Step
2:
Tested switching vs. augmentation to achieve remission
Switch – 27% (QIDS) and 21% (HAM-D)
Augment – 35% (QIDS) and 30% (HAM-D)
The results suggest that augmentation may be more effective than switching
1
Rush et al., Am. J. Psychiatry 163: 1905-17 (2006)
2
Rush et al., N Engl J
Med.
354: 1231–42 (2006)
3
Trivedi et al., N Engl J
Med.
354: 1243–52 (2006)
1
1
2
3
1

TC-5214 Profile
TC-5214 Profile
Mecamylamine demonstrated
antidepressant effects as
augmentation treatment in
inadequate responders to
citalopram (2007)
TC-5214 is the S-(+) enantiomer of
mecamylamine
TC-5214 is a nicotinic channel
blocker that has unique properties
in modulating different forms of
the 4 2 NNR
TC-5214 has exhibited an overall
profile superior to mecamylamine
in preclinical models of depression
and anxiety
TC-5214

Use-Dependent Effects of Enantiomers on Functional
Activation of LS- by Nicotine in SH-EP1 Cells
Agonist Applications (@ 30 sec Intervals)
0 10
25
50
75
100
125
TC-5213 (1 M) or TC-5214 (1 M)
2 4 6 8
TC-5214
TC-5213
Nicotine
Exposures
(10 M, 50 ms)
From Fedorov et al., JPET 328: 525-32 (2009)
TC-5214 is a More Effective Non-competitive
Inhibitor of LS- 4 2 NNRs than TC-5213
TC-5214 is a More Effective Non-competitive
Inhibitor of LS- 4 2 NNRs than TC-5213

TC-5214 Enhances and TC-5213 Blocks
Activation of HS- 4 2 NNRs
TC-5214 Enhances and TC-5213 Blocks
Activation of HS- 4 2 NNRs
Use-Dependent Effects of Enantiomers on Functional
Activation of HS- by TC-2559 in SH-EP1 Cells
Agonist Applications (@ 30 sec Intervals)
0 10
25
50
75
100
125
TC-5213 (1 M) or TC-5214 (1 M)
2 4 6 8
From Fedorov et al., JPET 328: 525-32 (2009)
TC-5214
TC-5213
TC-2559
Exposures
(0.5 M, 50 ms)

TC-5214 Phase 2b Augmentation Study in Major Depressive Disorder

Key Inclusion Criteria
Key Inclusion Criteria
Male or female subjects aged 18 – 70 yrs
DSM IV criteria for MDD
MADRS score > 27; CGI-SI 4
No other uncontrolled medical condition
No clinically meaningful abnormalities in
biochemistry, vital signs or ECG

Trial Design
Trial Design
23 Sites: USA (3) and India (20)
Citalopram (20mg then 40 mg) given for 8 weeks
Subjects with MADRS change < 50%, MADRS 17
and CGI-SI 4 were considered inadequate
responders
Randomized to double-blind augmentation with
TC-5214 or placebo (citalopram dose unchanged)
for further 8 weeks
TC-5214 given as flexible dose of 2 4 8mg
(1 2 4 mg b.i.d.) depending on tolerability and
inadequate response

Trial Design
Trial Design
12 18 10 14 6 0 -1
2 mg TC-5214 + Citalopram
2 4
MADRS > 27
CGI(S) 4
HAMD,
MADRS,
QIDS-SR,
CGI(I),
SGI-Cog,
SDS, SIS
8
MADRS < 50%
and 17 CGI(S) 4
4 mg TC-5214 + Citalopram
8 mg TC-5214 +
Citalopram
Placebo + Citalopram Citalopram alone
16
WEEK

Subject Progression During Trial
Subject Progression During Trial
12 16 10 14 6 0 -1 2 4
707
8
135 112
135 33
30
50
8 mg TC-5214 + Citalopram
4 mg TC-5214 + Citalopram
2 mg TC-5214 + Citalopram
Placebo + Citalopram
579 270 225
18
WEEK

Baseline Demographics of Randomized
Subjects  (N=270)
Baseline Demographics of Randomized
Subjects  (N=270)
Variable
Placebo +
citalopram
(N=135)
TC-5214 +
citalopram
(N=135)
Total (N=270)
Age (Mean) (Yrs)
35.5 35.6 35.55
Asian
Hispanic
White
126 (93%)
6 (5%)
3 (2%)
125 (93%)
6 (4%)
4 (3%)
251 (93%)
12 (4%)
7 (3%)
Male
Female
67 (50%)
68 (50%)
66 (49%)
69 (51%)
133 (49%)
137 (51%)
Weight (Mean) (kg)
59.9 61.4 60.6
Height (Mean) (cm)
162.9 163.0 162.95
BMI (Mean) (kg/m
2
)
22.6 23.1 22.8
Education
< HS/SS
HS/SS
College
MS/PhD
51 (38%)
53 (39%)
23 (17%)
8 (6%)
56 (41%)
53 (39%)
21 (16%)
5 (4%)
107 (40%)
106 (39%)
44 (16%)
13 (5%)
MADRS (sd) 29.8 (5.6) 30.0 (5.25) --

Disposition
Placebo +
citalopram
(N = 132)
TC-5214 +
citalopram
(N = 133)
Total
(N = 265)
*ITT Subjects in Double Blind Phase 132 (100%) 133 (100%) 265 (100%)
Completed 112 (85%) 113 (85%) 225 (85%)
Prematurely Withdrawn 20 (15%) 20 (15%) 40 (15%)
Primary Reason for Withdrawal
Adverse event 1 (1%) 1 (1%) 2 (1%)
Consent withdrawn 7 (5%) 5 (4%) 12 (5%)
Lost to follow up 5 (4%) 8 (6%) 13 (5%)
Other 5 (4%) 4 (3%) 9 (3%)
Positive drug screening/pregnancy
test
1 (1%) 1 (0%)
Protocol deviation 1 (1%) 2 (2%) 3 (1%)
* 270 Subjects were randomized to drug (135) and placebo (135) but five subjects had no post-
baseline assessments making them ineligible to be categorized as ITT as defined in protocol
Subject Disposition ITT Population (N = 265)
Subject Disposition ITT Population (N = 265)

TC-5214 Treatment-Emergent Serious Adverse
Events (SAEs) (n=2)
TC-5214 Treatment-Emergent Serious Adverse
Events (SAEs) (n=2)
Not drug related:
Heavy menstruation in 51 year old female: End of study
Peri-menopausal state
4 weeks of menstrual bleeding and Hb of 8.9 gm/dL on last day of study drug; Hb 5.5 gm/dL on follow-up visit
Treated with blood transfusion and hysterectomy
Drug related:
Seizure – 50 year old male: Day 4 of citalopram + TC-5214
treatment
Event not seen by medical personnel and reported inconsistently by relatives
Citalopram alone carries 0.3% chance of seizure (1 in 300)
TC-5214 is anticonvulsant in pre-clinical models

TC-5214 Well Tolerated:
Most Common Adverse Events
TC-5214 Well Tolerated:
Most Common Adverse Events
Adverse Event
Placebo +
citalopram (N 135)
N (%)
TC-5214 + citalopram
(N = 135)
N (%)
Total
(N = 270)
N (%)
Subjects w/ AE 43 (32%) 54 (40%) 97 (35%)
Headache 4 (3%) 12 (9%) 16 (5%)
Constipation 1 (1%) 11 (8%) 12 (4%)
Dizziness 4 (3%) 8 (6%) 12 (4%)
Pyrexia 4 (3%) 3 (2%) 7 (3%)
Asthenia 0 (0%) 6 (4%) 6 (2%)
Gastritis 4 (3%) 1 (1%) 5 (2%)
Insomnia 2 (1%) 3 (2%) 5 (2%)
Nasopharyngitis 3 (2%) 2 (1%) 5 (2%)
Somnolence 3 (2%) 1 (1%) 4 (1%)
Myalgia 1 (1%) 1 (1%) 2 (1%)

Vital Signs: No Clinically Meaningful Changes
from Baseline
Vital Signs: No Clinically Meaningful Changes
from Baseline
-10
-8
-6
-4
-2
0
2
4
6
8
10
-10
-8
-6
-4
-2
0
2
4
6
8
10
-10
-8
-6
-4
-2
0
2
4
6
8
10
-10
-8
-6
-4
-2
0
2
4
6
8
10
Week 8
(post-dose)
Week 12
Week 14
Week 16
(post-dose)
S        L        S       L        S       L
S       L        S        L        S       L
S        L        S        L        S        L
S        L        S        L        S        L
Systolic     Diastolic         HR Systolic     Diastolic         HR
Systolic     Diastolic          HR Systolic     Diastolic         HR
0
20
40
60
80
100
120
Week 8
Baseline
(pre-dose)
S        L        S        L       S       L
Systolic      Diastolic         HR
Placebo + citalopram
TC-5214 + citalopram

ECG, Biochemistry, Hematology and Urine
Analysis: No Clinically Meaningful Changes
ECG, Biochemistry, Hematology and Urine
Analysis: No Clinically Meaningful Changes
No clinically meaningful changes on ECG (especially
QTc)
No clinically meaningful changes in biochemistry
Absolute values
Change values
Shift tables
No clinically meaningful changes in hematology
Absolute values
Change values
Shift tables
No change in urine analysis

Double Blind Baseline (Week 8)
Scores
Double Blind Baseline (Week 8)
Scores
Baseline Variable
Placebo + citalopram
N = 132
Mean (sd)
TC-5214 + citalopram
N = 133
Mean (sd)
HAMD-17 Total Score 23.7 (4.68) 23.5 (5.19)
CGI-SI Score 4.1 (0.35) 4.3 (0.47)
MADRS Total Score       29.8 (5.59) 30.0 (5.25)
QIDS-SR Total Score 14.2 (4.31) 14.4 (4.26)

<0.0001
-1.93
(-2.57, -1.29)
-4.58 (0.23) -2.65 (0.23)
Anxiety/
Somatization
(from HAMD-17)
Parameter
Placebo +
citalopram
Adj. Mean (SE)
(N = 132)
TC-5214 +
citalopram
Adj. Mean (SE)
(N = 133)
Difference
(95%
Confidence
Interval)
P-value
HAMD-17
-7.75 (0.62) -13.75 (0.62)
-6.0
(-7.72, -4.27)
<0.0001
MADRS
-9.72 (0.88) -17.26 (0.88)
-7.54
(-9.98, -5.10)
<0.0001
QIDS-SR
-4.28 (0.42) -8.07 (0.41)
-3.79
(-4.94, -2.63)
<0.0001
CGI-SI
-0.91 (0.10) -1.79 (0.10)
-0.87
(-1.14, -0.61)
<0.0001
CGI-GI
2.70 (0.09) 1.91 (0.09)
-0.79
(-1.04, -0.54)
<0.0001
HAMD-17 Effect Size  =  0.78
TC-5214: Highly Statistically Significant Results
Across All Efficacy Endpoints
TC-5214: Highly Statistically Significant Results
Across All Efficacy Endpoints

Parameter
Placebo +
citalopram
Adj. Mean (SE)
(N = 132)
TC-5214 +
citalopram
Adj. Mean (SE)
(N = 133)
Difference
(95% Confidence
Interval)
P-value
Sheehan
Disability
Scale (SDS)
-4.58 (0.53) -9.18 (0.53)
-4.60
(-6.08, -3.13)
<0.0001
Sheehan
Irritability
Scale (SIS)
-9.45 (1.12) -18.21 (1.11)
-8.76
(-11.85, -5.67)
<0.0001
SGI-
Cognition
8.66 (0.27) 6.52 (0.27)
-2.15
(-2.89, -1.41)
<0.0001
SGI-
Attention
2.85 (0.09) 2.13 (0.09)
-0.72
(-0.96, -0.47)
<0.0001
SGI-Memory 2.90 (0.09) 2.23 (0.09)
-0.67
(-0.93, -0.42)
<0.0001
SGI-Speed 2.92 (0.09) 2.16 (0.09)
-0.76
(-1.02, -0.50)
<0.0001
TC-5214: Highly Statistically Significant Results
Across All Efficacy Endpoints
TC-5214: Highly Statistically Significant Results
Across All Efficacy Endpoints

TC-5214: Early Onset of Effect by Two Weeks and
Increasing Improvement over Duration of Trial
TC-5214: Early Onset of Effect by Two Weeks and
Increasing Improvement over Duration of Trial
**
**
**
***
Week
9                 10                 12                14       16
0
-2
-4
-6
-8
-10
-12
-14
-16
**
PBO + cit
TC-5214 + cit
p < 0.01
P < 0.0001
***

22
-7.75 (0.62)
[132]
-7.75 (0.62)
[132]
-7.75 (0.62)
[132]
Placebo +
citalopram
Adj. Mean
(SE) [n]
-14.19 (0.97)
[54]
-11.78 (1.16)
[38]
-15.00 (1.11)
[41]
TC-5214 +
citalopram
Adj. Mean
(SE) [n]
End Dose
Difference
(95% confidence
interval)
P-value
2mg
- 7.25
(-9.75, - 4.74)
<0.0001
4mg
- 4.02
(-6.60, -1.45)
0.002
8mg
- 6.44
(--8.70, - 4.18)
<0.0001
HAMD-17 Results by End Dose (PP N=225)
HAMD-17 Results by End Dose (PP N=225)

Response Rates (ITT N=265):
Improvement > 50%  (HAM- D; QIDS-SR; MADRS)
Response Rates (ITT N=265):
Improvement > 50%  (HAM-D; QIDS-SR; MADRS)
Week
10    12   14    16 10   12    14    16
16
70
60
50
40
30
20
10
**
**
**
HAM-D QIDS-SR MADRS
**
*
PBO + Cit
TC-5214 + Cit
**
<0.01
***
<0.0001
*
<0.05
**
**
**
***

Remission Rates (ITT N=265):
HAM-D = 7 / QIDS-SR = 5 / MADRS = 10
Remission Rates (ITT N=265):
HAM-D = 7 / QIDS-SR = 5 / MADRS = 10
Week
10    12   14    16 10   12    14    16
16
55
50
45
40
35
30
25
20
15
10
5
**
**
**
HAM-D
QIDS-SR
MADRS
***
**
<0.01
***
<0.0001
**
**
PBO + Cit
TC-5214 + Cit

Efficacy Results in Context:
Aripiprazole Augmentation Data
Efficacy Results in Context:
Aripiprazole Augmentation Data
TC-5214
Placebo +
Citalopram
(n=132)
TC-5214 +
Citalopram
(n=133)
MADRS
Score
-9.82 -17.26
Change from
Placebo
-7.5
P<0.0001
Remission 21% 52%
Change from
Placebo
-31%
P<0.0001
Response 36% 67%
Change from
Placebo
-31%
P<0.0001
*
From Berman et al., CNS Spectr 14: 197-206 (2009)
Aripiprazole *
Placebo
(n=172)
Drug
(n=177)
MADRS
Score
-6.4 -10.1
Change from
Placebo
-3.7
P<0.001
Remission 18.9% 36.8%
Change from
Placebo
-17.9%
P<0.001
Response 26.6% 46.6%
Change from
Placebo
-20.0%
P<0.001

Efficacy Results in Context:
Quetiapine Augmentation Data
Efficacy Results in Context:
Quetiapine Augmentation Data
Quetiapine Phase 3 *
Placebo 150 mg 300 mg
Study 1 (n=143) (n=143) (n=146)
MADRS  Score -11.7 -13.6 -14.7
Change from
Placebo
-1.9 -2.99
p=0.067 P=0.004
Study 2 (n=160) (n=166) (n=161)
MADRS  Score -12.2 -15.3 -14.9
Change from
Placebo
-3.05 -2.73
P=0.002 P=0.005
*
FDA SBA: Study 1 (U.S.); Study 2 (Europe, S. Africa, N. America, Australia)
TC-5214
Placebo +
Citalopram
TC-5214 +
Citalopram
(n=132) (n=133)
-9.82 -17.26
-7.5
P<0.0001

Summary of Safety Results
Summary of Safety Results
Present study provides strong support for a favorable
safety and tolerability profile of TC-5214 in depressed
subjects
Incidence and severity of adverse events reduced
compared with earlier mecamylamine trial
Constipation (8% vs. 27%) and dizziness (6% vs. 15%)
were much reduced
Minimal effect of cardiovascular variables including
ECG
No meaningful changes on biochemistry, hematology
or urinary variables

Summary of Efficacy Results
Summary of Efficacy Results
Present study provides compelling evidence for TC-5214 as a
beneficial augmentation treatment for subjects who are
inadequate responders to first line SSRI therapy
Exceptional agreement between physician and subject
assessments
Strong effect on symptoms of irritability, anxiety and
impaired cognition may have particular therapeutic benefits
This study is the second Targacept trial to show antidepressant effects of a nicotinic channel blocker, further supporting this new mechanism of action as a promising approach for treating
depression

Conclusions
Conclusions
These clinical results with TC-5214 suggest an efficacy
profile as good or better than aripiprazole or
quetiapine, with a superior tolerability profile
Remission rate as measured by the QIDS of 43%
compares favorably with the 35% seen in STAR*D trial
These factors combined indicate TC-5214 has the
potential to become the augmentation treatment of
choice in depression

Positive effects of the nicotinic channel blocker TC-5214
as augmentation treatment in patients
with major depressive disorder
who are inadequate responders to a first-line SSRI
Geoffrey C. Dunbar, M.D.
Targacept